UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2020

FAT Brands Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38250	82-1302696
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9720 Wilshire Blvd., Suite 500 Beverly Hills, CA	90212
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 319-1850

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FAT	The Nasdaq Stock Market LLC
Series B Cumulative Preferred Stock, par value $0.0001 per share	FATBP	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	FATBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

EXPLANATORY NOTE

As previously reported under Item 2.01 of the Current Report on Form 8-K filed on December 30, 2020 by FAT Brands Inc. (“FAT” or the “Company”), FAT completed its previously announced transaction involving the acquisition of Fog Cutter Capital Group Inc., a Delaware corporation (“FCCG”), through the merger of FCCG with and into Fog Cutter Acquisition, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub”). The acquisition of FCCG by the Company (the “Merger”) was consummated on December 24, 2020, pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated December 10, 2020, by and among the Company, FCCG, Merger Sub and Fog Cutter Holdings, LLC, a Delaware limited liability company. As a result of the Merger, the Company acquired, through Merger Sub, all of FCCG’s assets, including its net operating loss federal tax carryforwards and wholly owned subsidiaries (other than the Company) that it held at closing, consisting of Homestyle Dining, LLC, Fog Cap Development LLC, Fog Cap Acceptance Inc. and BC Canyon LLC, together with certain of FCCG’s liabilities (collectively, the “FCCG Business”). The results of the FCCG Business have been included in FAT’s consolidated financial statements since the date of Merger.

This Current Report on Form 8-K/A amends the original Form 8-K to provide the historical financial statements of FCCG required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b).

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of The Fog Cutter Group (a carveout of Fog Cutter Capital Group Inc.) for the years ended December 29, 2019 and December 30, 2018 are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The unaudited financial statements of The Fog Cutter Group (a carveout of Fog Cutter Capital Group Inc.) for the interim thirty-nine week periods ended September 27, 2020 and September 29, 2019 are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated financial statements of the Company and the FCCG Business with respect to the year ended December 29, 2019 and the thirty-nine weeks ended September 27, 2020 are included as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Audited Combined Financial Statements of The Fog Cutter Group (a carveout of Fog Cutter Capital Group Inc.) as of December 29, 2019 and December 30, 2018 and the years then ended and notes thereto.
99.2	Unaudited Combined Financial Statements of The Fog Cutter Group (a carveout of Fog Cutter Capital Group Inc.) as of and for the interim thirty-nine week periods ended September 27, 2020 and September 29, 2019 and notes thereto.
99.3	Unaudited Pro Forma Combined Financial Information for the year ended December 29, 2019 and the interim thirty-nine week period ended September 27, 2020 and notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 12, 2021

FAT Brands Inc.

By:	/s/ Andrew A. Wiederhorn
Andrew A. Wiederhorn
Chief Executive Officer